ING Funds Trust

ING GNMA Income Fund

Supplement dated November 9, 2007

to the Class A, Class B, Class C Prospectus and the Class I and Class Q Prospectus

each dated July 31, 2007 (each a “Prospectus” and collectively “Prospectuses”)

On October 25, 2007, the shareholders of ING GNMA Income Fund approved a change to the Fund’s fundamental investment restrictions regarding the Fund’s ability to lend. Effective November 1, 2007 the following paragraph is added at the end of the section entitled “Principal Investment Strategies” on page 4 of the Prospectuses:

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Funds Trust

ING GNMA Income Fund

Supplement dated November 9, 2007

to the Class A, Class B, Class C, Class I, Class O, Class R and Class Q Shares

Statement of Additional Information (“SAI”)

dated July 31, 2007

On October 25, 2007, the shareholders of ING GNMA Income Fund approved changes to the Fund’s fundamental investment restrictions (2) and (6). Effective November 1, 2007 the section entitled “Fundamental Investment Restrictions and Policies: Investment Restrictions – GNMA Income Fund” on page 51 of the SAI is amended to delete and replace fundamental investment restrictions (2) and (6) as follows:

(2)   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

(6)   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE